SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.           [ ] Confidential, for use of the
[X]  Definitive proxy statement.                Commission only (as
[X]  Definitive additional materials.           permitted by Rule 14a-6(e)(2))
[X]  Soliciting material under rule 14a-12

                            CDC Nvest Funds Trust II
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

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[ ]    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

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(2)    Form, Schedule or Registration Statement No.:

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(4)    Date Filed:

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

SNIPE: NOW BOTH INTERNET VOTING AND TOLL-FREE TELEPHONE VOTING ARE AVAILABLE TO YOU!
RESPOND NOW.

August 2002


Dear Shareholder:

The enclosed proxy statement provides detailed information about important proposals for CDC Nvest Growth and Income Fund. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier. The proposed changes are part of our ongoing commitment to pursue consistent and competitive long-term performance through high-quality management.

Q:       WHAT ARE THE PROPOSALS?
         First, the Board of Trustees has approved Harris Associates L.P. to replace Westpeak Global Advisors, L.P. subject to shareholder approval. Harris commenced managing the fund on an interim basis effective July 1, 2002. Second, the Board voted to modernize certain of the fund's investment policies to provide maximum flexibility in managing the assets. YOUR VOTE IS NECESSARY TO CONFIRM THIS APPOINTMENT BY APPROVING THE PROPOSED NEW SUBADVISORY AGREEMENT.

Q:       WHAT STRENGTHS DOES HARRIS ASSOCIATES BRING TO THE MANAGEMENT OF THE
         FUND?
         EXPERTISE AND EXPERIENCE. As advisor to The Oakmark Family of Funds, and manager of CDC Nvest Select Fund and segments of CDC Nvest Star funds, Harris Associates has built a reputation for style-consistent investing. Portfolio managers Robert Levy, Edward Loeb, and Michael Mangan bring more than 50 years' combined experience to the fund.

         AN IMPRESSIVE TRACK RECORD. With $24.4 billion in assets under management(as of 3/31/02), Harris Associates has achieved impressive results through a wide variety of market conditions.

Q: WHAT IS THE PORTFOLIO MANAGEMENT TEAM'S APPROACH TO MANAGING THE FUND? Using a value investment strategy, the fund invests substantially all of its assets in stocks of large and mid-capitalization companies in any industry. This strategy is based on the belief that, over time, a company's stock price converges with the company's true business value. The firm believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the fund's investment objective.

         To be consistent with its new focus, the fund's benchmark will change from the S&P 500 Index to the Russell 1000 Value Index.

Q: WHAT ARE THE CHANGES BEING MADE TO FUND INVESTMENT RESTRICTIONS? Modernizing certain investment restrictions of the fund will provide maximum flexibility in managing the assets. The attached proxy statement describes the changes in greater detail.

Q:       HOW WILL THE PROPOSED CHANGES AFFECT THE FUND?
         While the fund's objective will remain the same, CDC IXIS Asset Management Advisers, L.P., the fund's advisor, believes these management changes will contribute to the fund's long-term performance and will benefit shareholders. These changes are part of our commitment to providing quality management from the talent of numerous firms.

REMEMBER - YOUR VOTE COUNTS
Your vote is extremely important, even if you own only a few fund shares. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders, which would increase expenses to the fund. You may receive a reminder call to return your proxy from a proxy solicitation firm.

YOU CAN VOTE ON THE INTERNET, OR BY TOLL-FREE TELEPHONE, IF YOU PREFER.
Now you can vote over the phone or via the Internet, if you want to vote electronically, instead of by mailing in your proxy card. Please see your proxy card for more information and helpful instructions. If you do vote electronically, you do not need to mail your proxy card. If you want to change your vote, you also have the choice of using the proxy card, the telephone or the Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,



John T. Hailer
President


                                                                       GP50_0802

                            CDC NVEST FUNDS TRUST II
                                  (the "Trust")
                               399 BOYLSTON STREET
                                BOSTON, MA 02116

                        CDC NVEST GROWTH AND INCOME FUND
                                  (the "Fund")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 2002

     A special meeting (the "Meeting") of the shareholders of the Fund will be held at 2:00 p.m. on October 29, 2002 at the offices of CDC IXIS Asset Management Distributors, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1. To approve a new subadvisory agreement among CDC IXIS Asset Management Advisers, L.P., Harris Associates L.P. and the Trust on behalf of the Fund.

2.   To  amend  or  eliminate  certain   fundamental   investment  policies  and
     restrictions of the Fund.

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.


     Shareholders of record at the close of business on August 30, 2002 are entitled to notice of and to vote at the Meeting and any adjourned session.


                                              By order of the Board of Trustees,

                                              JOHN E. PELLETIER, Secretary


August 30, 2002

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                            CDC NVEST FUNDS TRUST II
                                  (the "Trust")
                               399 BOYLSTON STREET
                                BOSTON, MA 02116

                        CDC NVEST GROWTH AND INCOME FUND
                  (the "Growth and Income Fund" and the "Fund")

                                 PROXY STATEMENT

     The trustees (the "Trustees") of the Trust are soliciting proxies from the shareholders of the Fund in connection with a special meeting (the "Meeting") of shareholders of the Fund. The Meeting has been called to be held at 2:00 p.m. on October 29, 2002 at the offices of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy card are being sent to shareholders of record as of August 30, 2002 (the "Record Date") beginning on or about August 30, 2002. THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT DATED DECEMBER 31, 2001 TO ITS SHAREHOLDERS. A COPY OF THE FUND'S ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO CDC IXIS DISTRIBUTORS AT ITS ADDRESS SET FORTH ABOVE OR BY CALLING
(800) 225-5478. IN ADDITION, THE FUND'S ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT ARE AVAILABLE ON ITS WEBSITE AT WWW.CDCNVESTFUNDS.COM. (CLICK ON "FUND INFORMATION" AND THE "FINANCIAL REPORTS.")

     The only items of business that the Trustees expect will come before the Meeting are (1) approval of a new subadvisory agreement (the "New Subadvisory Agreement") for the Fund among CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), Harris Associates L.P. ("Harris Associates") and the Trust on behalf of the Fund; and (2) approval of the amendment or elimination of certain fundamental investment policies of the Fund.

I.   PROSPOSAL 1: APPROVAL OF A NEW SUBADVISORY AGREEMENT

     As explained more fully below, the proposed New Subadvisory Agreement for Growth and Income Fund is substantially identical to the subadvisory agreement currently in effect for the Fund. Generally, the only proposed changes are a new date, a new subadvisory fee rate, the addition of a provision addressing the use of a customer's or consumer's non-public personal information, and all references to Westpeak Global Advisors, L.P. ("Westpeak") are replaced by references to Harris Associates.

     The reason that the Trustees are submitting this proposal for approval by shareholders relates to the decision by the Trustees at a meeting in May 2002 to replace Westpeak with Harris Associates subject to shareholder approval. At the same meeting, the Trustees approved Harris Associates to serve as the interim subadviser of the Fund until the required approval by shareholders could be obtained. Accordingly, upon the recommendation of CDC IXIS Advisers, the Trustees approved (1) an interim subadvisory agreement with Harris Associates and (2) the New Subadvisory Agreement with Harris Associates contingent upon shareholder approval.


ADVISORY AGREEMENT

     CDC IXIS Advisers currently acts as the Growth and Income Fund's investment adviser pursuant to a separate advisory agreement dated October 30, 2000 (the "Advisory Agreement"). The Trustees approved the Advisory Agreement at a meeting held on August 25, 2000, and the Fund's shareholders approved the Fund's Advisory Agreement at a meeting held on October 13, 2000. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of CDC IXIS Advisers' then parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America")), by CDC IXIS Asset Management ("CDC AM"). This acquisition was consummated on October 30, 2000. The Fund's prior advisory agreement terminated upon the consummation of the transaction. The Trustees voted on May 10, 2002 to approve the continuation of the current Advisory Agreement.

     Under the Advisory Agreement, CDC IXIS Advisers has overall advisory and administrative responsibility with respect to the Growth and Income Fund. The Advisory Agreement also provides that CDC IXIS Advisers will, subject to CDC IXIS Adviser's rights to delegate such responsibilities to other parties, provide to the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). Under the Advisory Agreement, the annual management fee rate payable by the Growth and Income Fund to CDC IXIS Advisers is 0.70% of the first $200 million of average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million. For the fiscal year ended December 31, 2001, the aggregate management fee paid by the Growth and Income Fund to CDC IXIS Advisers under the Advisory Agreement was $1,357,522.

PREVIOUS SUBADVISORY AGREEMENT

     Until July 1, 2002, CDC IXIS Advisers delegated its responsibility for managing the investments of the Fund to Westpeak, pursuant to a subadvisory agreement dated October 30, 2000 (the "Previous Subadvisory Agreement"). The Previous Subadvisory Agreement was approved by the Trustees at a meeting held on August 25, 2000 and was last submitted to the Fund's shareholders for approval on October 13, 2000. The purpose of the submission of the Previous Subadvisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of CDC IXIS Advisers' then parent company (Nvest Companies, L.P.), as described above. Under the terms of the Previous Subadvisory Agreement, Westpeak was authorized to effect portfolio transactions for the Fund, using its own discretion and without prior consultation with CDC IXIS Advisers. Westpeak was also required to report periodically to CDC IXIS Advisers and the Trustees.

     The Previous Subadvisory Agreement provided for subadvisory fees payable by the Fund to Westpeak at the annualized rate of 0.50% of the first $25 million of the Fund's average daily net assets; 0.40% of the next $75 million of such assets; 0.35% of the next $100 million of such assets; and 0.30% of such assets in excess of $200 million.


INTERIM AND NEW SUBADVISORY AGREEMENTS

     Underperformance by the Fund led CDC IXIS Advisers to seek a replacement subadviser. Upon the recommendation of CDC IXIS Advisers, the Trustees voted at a meeting on May 10, 2002 to terminate the Previous Subadvisory Agreement as of the close of business on June 30, 2002 and to approve an interim subadvisory agreement among the Trust on behalf of the Growth and Income Fund, CDC IXIS Advisers and Harris Associates (the "Interim Subadvisory Agreement"), to be effective on July 1, 2002 and to continue for a period of 150 days or until shareholders of Growth and Income Fund approve the New Subadvisory Agreement, whichever occurs first, by which CDC IXIS Advisers appointed Harris Associates to act as subadviser to the Fund beginning July 1, 2002. At the same meeting and also upon the recommendation of CDC IXIS Advisers, the Trustees voted to approve the New Subadvisory Agreement by which Harris Associates would, following approval of the New Subadvisory Agreement by Growth and Income Fund's shareholders (assuming such approval is obtained), continue to act as subadviser to the Fund. The terms of the New Subadvisory Agreement are substantially similar to those of the Interim Subadvisory Agreement, which in turn, are substantially similar to those of the Previous Subadvisory Agreement, except that (a) all references to Westpeak in the Previous Subadvisory Agreement have been changed to Harris Associates in the Interim and New Subadvisory Agreements,
(b) a provision which addresses the disclosure of a customer's or consumer's non-public, personal information in accordance with Regulation S-P has been added to the Interim and New Subadvisory Agreements and (c) the annualized subadvisory fee rates payable are higher under the Interim and New Subadvisory Agreements from the annualized subadvisory fee rates in the Previous Subadvisory Agreement. HOWEVER, THE TOTAL MANAGEMENT FEE PAID BY THE FUND WILL NOT CHANGE. THE HIGHER FEES PAID TO HARRIS ASSOCIATES WILL DECREASE THE PORTION OF THE TOTAL MANAGEMENT FEE RETAINED BY CDC IXIS ADVISERS. For more information on the New

Subadvisory  Agreement  and  the  Interim  Subadvisory  Agreement,   please  see
"Description of Subadvisory Agreements."

     The annualized fee rate payable by the Fund to Harris Associates under the Interim Subadvisory Agreement and the New Subadvisory Agreement is 0.45% of the first $250 million of the Fund's average daily net assets; 0.40% of the next $250 million of such assets; and 0.35% of such assets in excess of $500 million.

     The New Subadvisory Agreement is subject to approval by shareholders of the Growth and Income Fund which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Subadvisory Agreement went into effect on July 1, 2002, pursuant to rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act") which under certain conditions allows such agreements to take effect and to continue for up to 150 days without receiving prior shareholder approval so long as the total advisory fees payable do not exceed the total advisory fees payable under the prior arrangement. It is expected that such approval will be obtained on or soon after October 29, 2002. Assuming shareholder approval is obtained on October 29, 2002, the Interim Subadvisory Agreement would terminate and Harris Associates would begin serving as subadviser to the Growth and Income Fund under the New Subadvisory Agreement on November 1, 2002.

CONSIDERATION OF THE NEW SUBADVISORY AGREEMENT BY THE TRUSTEES

     The Trustees determined at a meeting held on May 10, 2002 to recommend that the shareholders of Growth and Income Fund vote to approve the Fund's New Subadvisory Agreement. In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's subadvisory agreement as in effect from year to year and whether to approve a new subadviser. In considering the New Subadvisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Board included:

     o    The results and financial condition of Harris Associates.

     o The size, education and experience of Harris Associates' investment personnel (including particularly those personnel with responsibilities for providing services to the Fund) and Harris
          Associates' use of technology, external research and trading cost measurement tools.

     o    The procedures employed to determine the value of the Fund's assets.

     o    The nature, quality, cost and extent of administrative and shareholder
          services  to  be  performed  by  Harris   Associates   under  the  New
          Subadvisory Agreement.

     o    The  resources   devoted  to,  and  the  record  of  compliance  with,
          restrictions and policies on personal securities transactions.

     o The Fund's expense ratio and expense ratios of a peer group of funds. For these purposes, the Trustees took into account not only the fees to be paid by the Fund, but also so-called "fallout benefits" to Harris Associates, such as the benefit of research made available to Harris Associates by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the subadvisory fees payable to Harris Associates under the New Subadvisory Agreement, the Trustees also took into account the demands, complexity and quality of the investment management performed by Harris Associates for similar funds.

     o The anticipated level of Harris Associates' profits in respect of the management of the Fund.

     o The investment performance of other funds managed by Harris Associates and of similar funds managed by other advisers, including the Fund as managed by Westpeak.

     In addition, in considering the New Subadvisory Agreement, the Trustees also took into account Harris Associates' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to Harris Associates. A summary of the brokerage practices of Harris Associates is presented in Appendix B.

HARRIS ASSOCIATES AS SUBADVISER OF THE GROWTH AND INCOME FUND

     Harris Associates is a registered investment adviser whose origins date back to 1970 and is, as of June 30, 2002, investment manager, adviser or subadviser with respect to assets aggregating to approximately $30 billion. Harris Associates' investment approach for the Fund is to add value through investing in equity securities priced significantly below their true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates' philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value.

     Robert Levy, Edward Loeb and Michael Mangan co-manage the Fund's portfolio under the Interim Subadvisory Agreement and would continue to be the co-portfolio managers under the New Subadvisory Agreement. Mr. Levy is Partner, President and Chief Investment Officer of Harris Associates. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience. Mr. Loeb is Partner and Director of Institutional Portfolios of Harris Associates. Mr. Mangan is Portfolio Manager of Harris Associates. Both Mr. Loeb and Mr. Mangan hold the designation of Chartered Financial Analyst and each has over 13 years of investment experience.

     Harris Associates also currently acts as adviser or subadviser to the following mutual funds, which have similar investment objectives and policies as the Fund, for compensation at the annual fee rates of the corresponding average net assets levels of the fund set forth in the table below. The table also includes the net assets of the funds as of June 30, 2002.


--------------------------- -------------------------------------------- ---------------------
                               ANNUAL ADVISORY/SUBADVISORY FEE RATE           NET ASSETS
           FUND               (AS A PERCENTAGE OF AVERAGE NET ASSETS)       (IN MILLIONS)
--------------------------- -------------------------------------------- ---------------------
Oakmark Fund+                              Advisory Fee:                        $3,947
                            1.00% of the first $2 billion;
                            0.90% of the next $1 billion;
                            0.80% of the next $2 billion; and
                            0.75% of amounts in excess of $5 billion.
--------------------------- -------------------------------------------- ---------------------
CDC Nvest Star Advisers                  Subadvisory Fee:                       $271
Fund (Harris Associates     0.65% of the first $50 million;
Segment)                    0.60% of the next $50 million; and
                            0.55% of amounts in excess of $100 million.
--------------------------- -------------------------------------------- ---------------------
CDC Nvest Star Worldwide                 Subadvisory Fee:                       $41
Fund (Harris Associates     0.65% of the first $50 million;
Domestic Segment)           0.60% of the next $50 million; and
                            0.55% of amounts in excess of $100 million.
--------------------------- -------------------------------------------- ---------------------
Harris Oakmark Large Cap                 Subadvisory Fee:                       $272
Value Fund                  0.45% of the first $100 million;
                            0.40% of the next $400 million; and
                            0.35% of amounts in excess of $500 million.
--------------------------- -------------------------------------------- ---------------------
London Pacific Life &                    Subadvisory Fee:                       $6
Annuity Variable            0.75% of the first $25 million;
Insurance Trust (Harris     0.60% of the next $75 million; and
Associates Value            0.50% of amounts in excess of $100 million.
Portfolio) (the "LPT
Fund")++
--------------------------- -------------------------------------------- ---------------------
SunAmerica Style Large                   Subadvisory Fee:                       $29
Cap Value Fund              0.60% of the first $75 million;
                            0.55% of the next $175 million; and
                            0.50% of amounts over $250 million.
--------------------------- -------------------------------------------- ---------------------

+Harris Associates has agreed, until January 31, 2003, to reduce its advisory fees and/or bear expenses of the Oakmark Fund to the extent necessary to limit total operating expenses to specified annual rates of the Oakmark Fund's average net assets.
++Harris Associates has agreed, until December 31, 2002, to reduce its advisory fees and/or bear expenses of the LPT Fund to the extent necessary to limit total operating expenses to specified annual rates of the LPT Fund's average net assets.

DESCRIPTION OF SUBADVISORY AGREEMENTS

     For a complete understanding of the proposed New Subadvisory Agreement, please refer to the form of New Subadvisory Agreement provided as Appendix A. The next several paragraphs briefly summarize some important provisions contained in the Previous, Interim and New Subadvisory Agreements (together, the "Subadvisory Agreements").

     Each Subadvisory Agreement essentially provides that the subadviser, under the Trustees' and CDC IXIS Advisers' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

     Each Subadvisory Agreement, except for the Interim Subadvisory Agreement which continues in effect for up to 150 days, provides that it will continue in effect for an initial period of two years. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the approval of the Subadvisory Agreement.

     Each Subadvisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the subadviser, (ii) by CDC IXIS Advisers, on ninety days' written notice to the subadviser, or (iii) by the subadviser, upon ninety days' written notice to CDC IXIS Advisers and the Trust, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act or upon termination of the current Advisory Agreement.

     Each Subadvisory Agreement provides that the subadviser will not be liable to CDC IXIS Advisers, the Trust, the Fund or its shareholders, except for liability arising from the subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duty. In addition, each Subadvisory Agreement provides that CDC IXIS Advisers shall indemnify the subadviser for liability arising from any claim or demand by any past or present shareholder of the Fund that is not based upon the obligations of the subadviser.

EFFECTS OF THE PREVIOUS, INTERIM AND NEW SUBADVISORY AGREEMENTS

     Under the Previous Subadvisory Agreement for the fiscal year ended December 31, 2001, the Growth and Income Fund paid subadvisory fees of $1,402,877 to Westpeak. If the Interim Subadvisory Agreement or the New Subadvisory Agreement had been in effect during 2001, the Fund would have paid a total of $1,762,167 to the subadviser, which is approximately 26% higher than the fees paid to Westpeak under the Previous Subadvisory Agreement. Despite the higher subadvisory fee that would have been paid by the Fund if the Interim Subadvisory Agreement or the New Subadvisory Agreement had been in effect during 2001, the total advisory fees would have been the same as those actually paid in 2001 because subadvisory fees reduce the amount of advisory fees paid to CDC IXIS Advisers.

RESTRUCTURING COSTS

     Prior to the transition from Westpeak on July 1, 2002, Harris Associates reviewed the existing portfolio holdings of the Growth and Income Fund and determined what holdings it expected to sell and what securities it expected to purchase in order to conform the Fund's portfolio to Harris Associates' judgment as to stock selection. Based on this review, Harris Associates informed the Trustees that it expected to sell approximately 90% of the dollar value of the Fund's existing portfolio, and would reinvest the sale proceeds in other stocks. The restructuring was completed prior to Harris Associates' assumption of responsibility for management of the Fund's portfolio on July 1, 2002. Instinet, a transition broker, was used to manage and execute the requisite buy and sell trades, and these transactions resulted in brokerage costs of $116,617 to the Fund. In addition to these commission costs, the transactions involved additional costs to the Fund resulting from the impact of the transactions on the prices received and paid by the Fund for the securities being sold and bought. Although these costs cannot be precisely ascertained, Instinet estimated that they were approximately $37,820. In addition, the transactions resulted in the realization of approximately $12.7 million of capital losses (or approximately $.47 per share of the Fund).


THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE GROWTH AND INCOME FUND VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT FOR THE FUND.


II. PROPOSAL 2: APPROVAL OF CHANGES TO CERTAIN CURRENT FUNDAMENTAL POLICIES OF THE FUND


BACKGROUND

     The Fund operates in accordance with its investment objectives and policies described in its most recent prospectus and statement of additional information. The Fund generally classifies its policies as either "fundamental" or "non-fundamental." A change to a fundamental policy requires the approval of the Fund's shareholders, while non-fundamental policies may be changed by the Fund's Trustees. In the past, fundamental policies were adopted by the Trust on behalf of the Fund in order to reflect regulatory, business or industry conditions that were in effect at the time the policies were adopted.

     Since that time, there have been changes in the laws and regulations that govern mutual funds generally. In particular, in 1996, significant federal legislation preempted substantive state regulation of mutual funds. As a result, many investment policies previously imposed on the Fund by various states are no longer required. Because of the opportunity afforded by this Meeting, there has been a comprehensive review of the Fund's fundamental policies. Based on the recommendations of CDC IXIS Advisers, the Trustees have approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and eliminate those policies that are not required to be fundamental.

     Approval of these changes by shareholders would allow the Fund to be managed with greater flexibility to respond to a changing investment environment subject to the supervision of the Trustees and consistent with federal securities laws. The Trustees also believe that the proposed changes will enhance the management of the Fund's investment portfolios, such that the Fund's investment opportunities, accordingly, may increase.

     Each proposed change to the Fund's fundamental policies recommended by the Trustees is discussed in detail below. In order to help you understand the proposed changes, please refer to Appendix C at the end of this Proxy Statement which lists the Fund's current fundamental policies along with the corresponding proposed fundamental policies and the Fund's current fundamental policies proposed to be eliminated.

PROPOSED AMENDMENTS TO THE FUND'S CURRENT FUNDAMENTAL POLICIES

     The primary purpose of proposals 2A - 2I is to amend and standardize the Fund's current fundamental policies to conform to policies which are standard for similar types of funds managed by CDC IXIS Advisers. The Trustees have concurred with CDC IXIS Advisers' analysis of the fundamental and non-fundamental policies of the Fund and propose to shareholders the adoption of standardized fundamental policies.

     It is not anticipated that any of the changes will substantially affect the way the Fund is currently managed. However, CDC IXIS Advisers is presenting these changes to you for your approval because CDC IXIS Advisers believes that increased standardization will help promote operational efficiencies and facilitate the monitoring of compliance with the fundamental policies. Although adoption of a revised policy is not likely to have any impact on the current investment techniques employed for the Fund, it will contribute to the overall objective of standardization and may afford increased investment opportunities for the Fund.

PROPOSAL 2A:      DIVERSIFICATION

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO DIVERSIFICATION

The Fund's proposed fundamental policy regarding diversification is as follows:

     THE FUND WILL NOT, WITH RESPECT TO 75% OF ITS TOTAL ASSETS, PURCHASE ANY SECURITY IF, AS A RESULT, MORE THAN 5% OF ITS TOTAL ASSETS (BASED ON CURRENT VALUE) WOULD THEN BE INVESTED IN THE SECURITIES OF A SINGLE ISSUER OR ACQUIRE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ISSUER; PROVIDED HOWEVER, THIS LIMITATION DOES NOT APPLY TO GOVERNMENT SECURITIES AS DEFINED IN THE 1940 ACT.

     The Fund is not permitted to change its diversified status unless its shareholders approve such change. This proposal does not seek to change the Fund's status as a diversified mutual fund. Rather, approval of this proposal would amend the Fund's diversification policy to conform to the standard policy regarding diversification across similar funds managed by CDC IXIS Advisers. Adoption of this change is not expected to materially affect the operation of the Fund.


PROPOSAL 2B:      INDUSTRY CONCENTRATION


PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO INDUSTRY
CONCENTRATION

The Fund's proposed fundamental policy relating to industry concentration is as follows:


     THE FUND WILL NOT PURCHASE ANY SECURITY (OTHER THAN U.S. GOVERNMENT SECURITIES) IF, AS A RESULT, MORE THAN 25% OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN ANY ONE INDUSTRY. FOR

     PURPOSES OF THIS RESTRICTION, TELEPHONE, GAS AND ELECTRIC PUBLIC UTILITIES ARE EACH REGARDED AS SEPARATE INDUSTRIES AND FINANCE COMPANIES WHOSE FINANCING ACTIVITIES ARE RELATED PRIMARILY TO THE ACTIVITIES OF THEIR PARENT COMPANIES ARE CLASSIFIED IN THE INDUSTRY OF THEIR PARENTS. FOR PURPOSES OF THIS RESTRICTION WITH REGARD TO BANK OBLIGATIONS, BANK OBLIGATIONS ARE CONSIDERED TO BE ONE INDUSTRY, AND ASSET-BACKED SECURITIES ARE NOT CONSIDERED TO BE BANK OBLIGATIONS.


     Approval of this proposal would amend the Fund's industry concentration policy to conform to the standard policy relating to industry concentration across similar funds managed by CDC IXIS Advisers. Adoption of this change is not expected to materially affect the operation of the Fund.


PROPOSAL 2C:      SHORT SALES AND MARGIN PURCHASES


PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO SHORT SALES AND MARGIN PURCHASES

It is proposed that shareholders approve replacing the Fund's current fundamental policy relating to short sales and margin purchases with the following proposed fundamental policy:

     THE FUND WILL NOT MAKE SHORT SALES OF SECURITIES, MAINTAIN A SHORT POSITION OR PURCHASE SECURITIES ON MARGIN, EXCEPT THAT THE FUND MAY OBTAIN SHORT-TERM CREDITS AS NECESSARY FOR THE CLEARANCE OF SECURITY TRANSACTIONS, AND THE FUND MAY MAKE ANY SHORT SALES OR MAINTAIN ANY SHORT POSITIONS WHERE THE SHORT SALES OR SHORT POSITIONS WOULD NOT CONSTITUTE "SENIOR SECURITIES" UNDER THE 1940 ACT.

     The proposed fundamental policy clarifies that the Fund may make short sales, maintain short positions or purchase securities on margin to the full extent permitted under the 1940 Act. The 1940 Act generally prohibits a fund from engaging in such activities; however, under the current positions of the Securities and Exchange Commission ("SEC") staff, mutual funds are permitted to engage in certain types of transactions to a limited extent so long as certain conditions are satisfied. Under the proposed fundamental policy, the Fund would engage in such activities in accordance with applicable regulatory requirements and SEC staff positions under the 1940 Act. In addition, the proposed fundamental policy serves as the standard policy relating to these activities among other funds managed by CDC IXIS Advisers.

     Adoption of the proposed fundamental policy relating to short sales and margin purchases is not expected to materially affect the operations of the Fund. However, adoption of a standardized fundamental policy will facilitate investment compliance efforts on behalf of the Fund and will allow the Fund to respond to legal, regulatory and market developments which may make the use of short sales and margin purchases advantageous to the Fund and its shareholders.

PROPOSAL 2D:      BORROWING


PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING BORROWING

The Fund's proposed fundamental investment policy regarding borrowing is as follows:

     THE FUND WILL NOT BORROW MONEY EXCEPT FOR TEMPORARY OR EMERGENCY PURPOSES; PROVIDED HOWEVER, THAT THE FUND MAY LOAN SECURITIES, ENGAGE IN REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS, IN AN AMOUNT NOT EXCEEDING 33 1/3% OF ITS TOTAL ASSETS TAKEN AT COST.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits a fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds.

     Approval of this proposal 2D would replace the Fund's current fundamental policy regarding borrowing with a more flexible, standard fundamental borrowing policy. The proposed fundamental policy will also make clear that the Fund is permitted to loan its portfolio securities.

     Adoption of the proposed fundamental policy is not currently expected to materially affect the operations of the Fund.


PROPOSAL 2E:      LENDING


PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING LOANS

The Fund's proposed fundamental investment policy regarding loans is as follows:

     THE FUND WILL NOT MAKE LOANS, EXCEPT THAT THE FUND MAY PURCHASE OR HOLD DEBT INSTRUMENTS IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVE AND POLICIES; PROVIDED HOWEVER, THIS RESTRICTION DOES NOT APPLY TO REPURCHASE AGREEMENTS OR LOANS OF PORTFOLIO SECURITIES.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

     Approval of this proposal 2E would allow the Fund to lend to the extent permitted by current law by replacing the Fund's current fundamental policies regarding lending with a more flexible, standard fundamental policy.

     The proposal is not expected to materially affect the operation of the Fund. However, the proposed fundamental policy clarifies that the Fund may invest in repurchase agreements and may lend its portfolio securities. These practices may involve additional risk to the Fund. However, CDC IXIS Advisers believes that added benefits outweigh the limited risk of such activities.

     Under the current investment policy regarding lending, the Fund may not loan its portfolio securities. The proposed amendment to the Fund's fundamental policy regarding loans, together with the proposed amendment to the Fund's fundamental policy regarding borrowing, if approved by the shareholders, will allow the Fund to lend up to 33 1/3% of its total assets in the form of its portfolio securities. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. In connection with securities lending transactions, the Fund will pay various fees and, although these transactions must be fully collateralized, the Fund will be subject to some credit risk if the borrower should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.


PROPOSALS 2F & 2G:         CERTAIN TYPES OF INVESTMENTS


PROPOSALS TO AMEND THE FUND'S FUNDAMENTAL POLICY PROHIBITING PURCHASES AND SALES OF CERTAIN TYPES OF SECURITIES

The Fund's proposed fundamental investment policies prohibiting purchases and sales of certain types of investments and securities split the current fundamental policy into two separate fundamental polices. The two proposed fundamental policies are as follows:


     PROPOSAL 2F:

     THE FUND WILL NOT PURCHASE OR SELL REAL ESTATE, ALTHOUGH IT MAY PURCHASE SECURITIES OF ISSUERS THAT DEAL IN REAL ESTATE, SECURITIES THAT ARE SECURED BY INTERESTS IN REAL ESTATE, AND SECURITIES THAT REPRESENT INTERESTS IN REAL ESTATE, AND IT MAY ACQUIRE AND DISPOSE OF REAL ESTATE OR INTERESTS IN REAL ESTATE ACQUIRED THROUGH THE EXERCISE OF ITS RIGHTS AS A HOLDER OF DEBT OBLIGATIONS SECURED BY REAL ESTATE OR INTERESTS THEREIN.

     PROPOSAL 2G:


     THE FUND WILL NOT PURCHASE OR SELL COMMODITIES, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS, MAY ENTER INTO FOREIGN EXCHANGE CONTRACTS AND MAY ENTER INTO SWAP AGREEMENTS AND OTHER FINANCIAL TRANSACTIONS NOT REQUIRING THE DELIVERY OF PHYSICAL COMMODITIES.

     The 1940 Act requires all funds to adopt fundamental policies regarding investments in real estate and commodities. It is the opinion of CDC IXIS Advisers that this does not preclude investment in securities of issuers that deal or invest in real estate.

     The two proposed fundamental policies clarify the types of securities in which the Fund is authorized to invest and standardizes the fundamental policies concerning real estate and commodities. The proposed fundamental policies would make it explicit that the Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objectives and policies, including diversification and concentration.

     While the proposed changes will have no current impact on the Fund, adoption of the proposed standardized fundamental policies will advance the goals of standardization discussed above.


PROPOSAL 2H:  SENIOR SECURITIES


PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO ISSUING SENIOR SECURITIES

The Fund's proposed fundamental investment policy in relation to issuing senior securities is as follows:

     THE FUND WILL NOT ISSUE SENIOR SECURITIES, EXCEPT FOR PERMITTED BORROWINGS OR AS OTHERWISE PERMITTED UNDER THE 1940 ACT.

     The  1940  Act  currently   prohibits  mutual  funds  from  issuing  senior
securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities.

     Approval of this proposal 2H would permit the Fund to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Trustees believe that this more flexible fundamental policy is in the best interests of the Fund and its shareholders because it would allow the Fund, subject to Board approval, to adapt to future developments in investment practices and changes in laws and regulations and regulatory positions without the delay and cost of a shareholder meeting.

     Since the Fund adopted its current fundamental policies, the SEC staff's interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. The proposed changes would enable the Trustees to evaluate the use of new portfolio management techniques and give the Fund the flexibility to respond to future changes.

     Adoption of the proposed fundamental policy concerning senior securities is not expected to materially affect the operation of the Fund. However, adoption of a flexible, standardized fundamental policy will facilitate investment compliance efforts on behalf of the Fund and will allow the Fund to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Fund and its shareholders.


PROPOSAL 2I:  UNDERWRITING SECURITIES


PROPOSAL TO AMEND THE FUNDAMENTAL POLICY PROHIBITING ACTING AS AN UNDERWRITER

The proposed fundamental investment policy of the Fund regarding underwriting securities is as follows:

     THE FUND WILL NOT ACT AS UNDERWRITER, EXCEPT TO THE EXTENT THAT, IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES, IT MAY BE DEEMED AN UNDERWRITER UNDER CERTAIN FEDERAL SECURITIES LAWS.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding underwriting securities. Although the 1940 Act does allow mutual funds to dispose of portfolio securities, it prohibits funds from acting as an underwriter of portfolio securities in any other capacity.

     Approval of this proposal 2I would allow the Fund to act as an underwriter to the extent permitted by current law by replacing the Fund's current fundamental policies regarding underwriting of securities with a more flexible, standard fundamental policy. Adoption of this change is not expected to materially affect the operation of the Fund.


ELIMINATION OF THE FUND'S CURRENT FUNDAMENTAL POLICIES

     Like all mutual funds, when the Fund was established, the Trustees adopted certain investment policies that would govern the efforts of the Fund's investment adviser in seeking the Fund's investment objective. Some of these policies were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the Fund. Many of the Fund's investment policies were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment policies have been preempted by federal law and no longer apply.

     The Fund's fundamental policies were established to reflect certain regulatory, business or industry conditions as they existed at the time the Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the policies discussed in Proposals 2A through 2I above be classified as fundamental.

     The current fundamental policies proposed to be eliminated are proposals 2J through 2L. None of the proposed changes will alter the Fund's investment objective. Indeed, the Trustees believe that the elimination of certain fundamental policies will enhance the ability of the Fund to achieve its investment objective because the Fund will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

PROPOSAL 2J:      UNSEASONED BUSINESSES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY CONCERNING UNSEASONED BUSINESSES


     This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require this current fundamental policy. If this policy is eliminated and the Fund's subadviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Trustees do not believe that elimination of the current fundamental policy would materially increase the risks to the Fund's shareholders. Accordingly, the Trustees believe that elimination of the current fundamental policies regarding investment in "unseasoned businesses" is in the best interests of the Fund and its shareholders.


PROPOSAL 2K:      TRUSTEES' & OFFICERS' OWNERSHIP OF SECURITIES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY PROHIBITING PURCHASES OF SECURITIES IF HELD BY THE TRUST'S OR INVESTMENT ADVISER'S TRUSTEES/DIRECTORS AND OFFICERS

     This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Trustees believe that eliminating this policy would be in the best interests of the Fund and its shareholders because it would increase a subadviser's flexibility in managing the assets of the Fund without any material increase in risks to shareholders. In addition, it is the opinion of CDC IXIS Advisers that there are adequate safeguards currently in place, such as the codes of ethics required to be adopted under Rule 17j-1 under the 1940 Act, that protect the Fund from any improper dealings of its Trustees or officers for which this policy was originally designed.

PROPOSAL 2L:      SECURITIES OF OTHER INVESTMENT COMPANIES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES

     This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act. The 1940 Act generally limits a Fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of other investment companies.

     The proposal to eliminate this fundamental policy will allow the Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent the Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. The Fund's subadviser will take these expenses into account prior to deciding that such an investment is suitable for the Fund.

     The Trustees believe that eliminating the Fund's current fundamental policy regarding investment in the securities of other investment companies is in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF PROPOSALS 2A-2L.

III. OTHER INFORMATION

     PRINCIPAL UNDERWRITER AND ADMINISTRATOR. CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation") is the sole general partner of CDC IXIS Distributors, the Fund's principal underwriter, and the sole shareholder of CDC IXIS Asset Management Services, Inc. ("CDC IXIS Services"), the Fund's transfer and shareholder servicing agent and the Fund's administrator. CDC IXIS North America owns the entire limited partnership interest in CDC IXIS Distributors. The address of CDC IXIS Distributors and CDC IXIS Services is 399 Boylston Street, Boston, Massachusetts 02116.

     OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on August 30, 2002 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for the Fund the total number of shares outstanding as of July 31, 2002 for each class of the Fund's shares. It also identifies holders, as of July 31, 2002, of more than 5% of any class of shares of the Fund, and contains information about the shareholdings in the Fund of the Trustees and the executive officers of the Fund as of July 31, 2002.

INFORMATION ABOUT THE OWNERSHIP OF THE ADVISER AND THE SUBADVISER

     THE ADVISER. CDC IXIS Advisers, formed in 1995, is a limited partnership organized under the laws of the State of Delaware. Its sole general partner, CDC IXIS Distribution Corporation, is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("CDC IXIS Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS North America. CDC IXIS Distribution Corporation is also the sole general partner of CDC IXIS Distributors, which is the principal underwriter for the Fund, and the sole shareholder of CDC IXIS Services, the Fund's transfer agent, dividend disbursement agent and administrator. CDC IXIS North America owns the entire limited partnership interest in each of CDC IXIS Advisers and CDC IXIS Distributors. CDC IXIS North America is a wholly owned subsidiary of CDC IXIS AM, a French entity. CDC IXIS AM is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. The fourteen principal subsidiaries, including eleven affiliated asset management firms and three distribution and service units, of CDC IXIS North America, collectively, had $130 billion of assets under management as of June 30, 2002.

     The principal executive officer of CDC IXIS Advisers and CDC IXIS Distributors is John T. Hailer, who is the President and a Trustee of the Trust and whose principal occupation is his position with CDC IXIS Distributors. The address of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Distribution Corporation, CDC IXIS Holdings, CDC IXIS North America and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.


     THE SUBADVISER. Harris Associates is a limited partnership that has one general partner, Harris Associates, Inc. (the "Harris Associates General Partner"). Robert M. Levy is the principal executive officer of Harris Associates. Mr. Levy's principal occupation is his position with Harris
Associates. The address of Harris Associates, the Harris Associates General Partner and Mr. Levy is Two North LaSalle Street, Chicago, Illinois 60602. The Harris Associates General Partner is a wholly owned subsidiary of CDC IXIS Holdings. Information about CDC IXIS Holdings and the ownership of CDC IXIS Holdings is disclosed above under "The Adviser". As of June 30, 2002, Harris Associates had assets under management of approximately $30 billion.


INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

     SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Fund or by employees or agents of CDC IXIS Advisers, Harris Associates, or CDC IXIS North America and its affiliated companies. In addition, Alamo Direct may be engaged to assist in the solicitation of proxies, at an estimated cost of approximately $15,000.

     COSTS OF SOLICITATION. The costs of the Meeting, including the costs of soliciting proxies, will be paid by the Fund.

     VOTING AND TABULATION OF PROXIES. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust,
(ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Forty percent of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

     REQUIRED  VOTE. The vote required to approve each proposal is the lesser of
(1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any proposal, the Trustees will consider what other actions to take in the best interests of the Fund.

     ADJOURNMENTS; OTHER BUSINESS. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of the New Subadvisory Agreement for the Fund and the approval of the amendment or elimination of certain fundamental policies of the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

     SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

CERTAIN PAYMENTS TO AFFILIATES


     In addition to advisory fees payable to CDC IXIS Advisers, the Fund compensates CDC IXIS Distributors and CDC IXIS Services, a wholly owned subsidiary of CDC IXIS Distribution Corporation, for providing various services to the Fund and its shareholders. For the fiscal year ended December 31, 2001, these payments by the Fund to CDC IXIS Services for transfer agency services amounted to $1,053,903. For the fiscal year ended December 31, 2001, payments by the Fund to CDC IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A, B and C shares amounted to $613,071, $1,384,899 and $132,025, respectively. In addition, CDC IXIS Distributors received $652,844 in sales charges (including any contingent deferred sales charges on Class A, B and C shares) from the Fund's shareholders for the fiscal year ended December 31, 2001. In addition, CDC IXIS Services received $190,310 from the Fund for administrative services for the fiscal year ending December 31, 2001. These arrangements are not affected in any way by the New Subadvisory Agreement.


CERTAIN TRUSTEES AND OFFICERS OF THE TRUST


     Peter S. Voss and John T. Hailer, Trustees of the Trust, and the following persons who are officers of the Trust, are also officers or employees of CDC IXIS Advisers or CDC IXIS Distribution Corporation: John E. Pelletier and Thomas
P. Cunningham (collectively, the "CDC IXIS Advisers Affiliates"). Certain CDC IXIS Advisers Affiliates, including Messrs. Voss and Hailer, have ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement generally restricts an employee from competing with CDC IXIS Advisers and soliciting clients of CDC IXIS Advisers and provides for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain CDC IXIS Advisers Affiliates receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible CDC IXIS Advisers Affiliate must remain employed by CDC IXIS Advisers and must agree to refrain from competing with CDC IXIS Advisers and soliciting clients of CDC IXIS Advisers.

                                   APPENDIX A


   CDC NVEST GROWTH AND INCOME FUND

        SUBADVISORY AGREEMENT
       (HARRIS ASSOCIATES L.P.)


     Subadvisory Agreement (this "Agreement") entered into as of ___ day of ______________, 2002, by and among CDC Nvest Funds Trust II, a Massachusetts business trust (the "Trust"), with respect to its CDC Nvest Growth and Income Fund series (the "Series"), CDC IXIS Asset Management Advisers, L.P., a Delaware limited partnership (the "Manager"), and Harris Associates L.P., a Delaware limited partnership (the "Subadviser").

     WHEREAS, the Manager has entered into an Advisory Agreement dated October 30, 2000 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;


     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

     WHEREAS, the Manager and the trustees of the Trust desire to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Subadviser agree as follows:


     1.         SUBADVISORY SERVICES.

     a. The Subadviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Subadviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 as amended (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine.


     b. The Subadviser shall furnish the Manager and the Administrator quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Subadviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

     2.  OBLIGATIONS OF THE MANAGER.


     a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Subadviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Subadviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

     3. CUSTODIAN. The Manager shall provide the Subadviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Subadviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Subadviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.


     4. PROPRIETARY Rights. The Manager agrees and acknowledges that the Subadviser is the sole owner of the name "Harris Associates L.P./Oakmark Funds" and that all use of any designation consisting in whole or part of "Harris Associates L.P./Oakmark Funds" under this Agreement shall inure to the benefit of the Subadviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Subadviser. Without the prior written consent of the Subadviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Subadviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.


     5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Subadviser shall not be considered as partners or participants in a joint venture. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Subadviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Subadviser as an officer or trustee of the Trust (other than the compensation to the Subadviser payable by the Manager pursuant to
Section 7 hereof).

     6. PURCHASE AND SALE OF ASSETS. The Subadviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. To the extent consistent with applicable law, the Subadviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Subadviser in managing the Series.


     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"). In addition, the Subadviser may allocate brokerage transactions to broker-dealers (including affiliates of CDC IXIS Distributors) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

     7. COMPENSATION OF THE SUBADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Subadviser shall be paid at the annual rate of 0.45% of the first $250 million of the average daily net assets of the Series; 0.40% of the next $250 million of the average daily net assets of the Series; and 0.35% if such assets in excess of $500 million (or such lesser amount as the Subadviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Subadviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

     8. NON-EXCLUSIVITY. The Manager and the Trust on behalf of the Series agree that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

     9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties or by reason of reckless disregard by the Subadviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Subadviser under this Agreement.

     The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

     a. unless otherwise terminated, this Agreement shall continue in effect two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

     b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

     c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

     d. this Agreement may be terminated by the Subadviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Subadviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

     13. GENERAL.

     a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     d. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.


CDC IXIS Asset Management Advisers, L.P.
By CDC IXIS Asset Management Distribution Corporation, its general partner


By:______________________________
Name: John T. Hailer
Title: President

Harris Associates L.P.

By Harris Associates, Inc.,
     its general partner


By:______________________________
Name:
Title:


CDC NVEST FUNDS TRUST II, on behalf of its CDC Nvest Growth and Income Fund series

By:______________________________
Name: John T. Hailer
Title: President

                                     NOTICE


     A copy of the Agreement and Declaration of Trust establishing CDC Nvest Funds Trust II (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's CDC Nvest Growth and Income Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                   APPENDIX B


     In placing orders for the purchase and sale of portfolio securities for the Growth and Income Fund, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for the Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.

     Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Fund.

     Harris Associates may cause the Growth and Income Fund to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Fund and its other clients. Harris Associates' authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

                                   APPENDIX C
GROWTH AND INCOME FUND

PROPOSED AMENDMENTS TO INVESTMENT POLICIES

The following fundamental investment policies are proposed to be amended:


      CURRENT INVESTMENT POLICY
    The Fund will not:                                        The Fund will not:
------------------------------------------------------------------------------------------------------------------
  PROPOSAL 2A
------------------------------------------------------------------------------------------------------------------
    o    Purchase securities of an issuer if such         o    With respect to 75% of its total assets,
         purchase would cause more than 5% of the              purchase any security if, as a result, more
         market value of the total Fund assets to be           than 5% of its total assets (based on
         invested in the securities of such issuer             current value) would then be invested in the
         (exclusive of United States or Canadian               securities of a single issuer or acquire
         government obligations), or if such purchase          more than 10% of the outstanding voting
         would cause more than 10% of the securities of        securities of any issuer; provided however,
         such issuer to be held by the Fund.                   this limitation does not apply to government
                                                               securities as defined in the 1940 Act.

------------------------------------------------------------------------------------------------------------------
  PROPOSAL 2B
------------------------------------------------------------------------------------------------------------------
    o    Concentrate its assets in the securities of      o    Purchase any security (other than U.S.
         issuers in the same industry.  The Fund               government securities) if, as a result, more
         intends to abide by the views of the SEC staff        than 25% of the Fund's total assets (taken
         on what constitutes industry concentration.           at current value) would be invested in any
         Accordingly, the Fund will not make an                one industry.  For purposes of this
         investment if, immediately thereafter, the            restriction, telephone, gas and electric
         Fund would hold more than 25% of its total            public utilities are each regarded as
         assets in securities of issuers in any one            separate industries and finance companies
         industry.  This limitation does not apply to          whose financing activities are related
         securities issued or guaranteed by the U.S.           primarily to the activities of their parent
         Government, its agencies or instrumentalities.        companies are classified in the industry of
                                                               their parents. For purposes of this
                                                               restriction with regard to bank obligations,
                                                               bank obligations are considered to be one
                                                               industry, and asset-backed securities
                                                               are not considered to be bank obligations.


                   CURRENT INVESTMENT POLICY                                PROPOSED INVESTMENT POLICY
    The Fund will not:                                        The Fund will not:
------------------------------------------------------------------------------------------------------------------
  PROPOSAL 2C
------------------------------------------------------------------------------------------------------------------
    o    Purchase securities for the portfolio on         o    Make short sales of securities, maintain a
         margin, make short sales or make loans to             short position or purchase securities on
         persons affiliated with CDC Nvest Funds               margin, except that the Fund may obtain
         Trust II.                                             short-term credits as necessary for the
                                                               clearance of security transactions, and the
                                                               Fund may make any short sales or maintain
                                                               any short positions where the short sales or
                                                               short positions would not constitute "senior
                                                               securities" under the 1940 Act.

------------------------------------------------------------------------------------------------------------------
  PROPOSAL 2D
------------------------------------------------------------------------------------------------------------------
    o    Borrow money, except that the Fund may make      o    Borrow money except for temporary or
         secured or unsecured bank borrowings,                 emergency purposes; provided however, that
         provided that an asset coverage of at least 300%      the Fund may loan securities, engage in
         for all such borrowings (including the amount         reverse repurchase agreements and dollar
         then being borrowed) is maintained as required by     rolls, in an amount not exceeding 33 1/3% of
         the 1940 Act.                                         its total assets taken at cost.

------------------------------------------------------------------------------------------------------------------
  PROPOSAL 2E
------------------------------------------------------------------------------------------------------------------
    o    Make loans to other persons, provided,           o    Make loans, except that the Fund may
         however, that this restriction shall not              purchase or hold debt instruments in
         prohibit the Fund from entering into                  accordance with its investment objective and
         repurchase agreements with respect to not more        policies; provided however, this restriction
         than 25% of the Fund's total assets taken at          does not apply to repurchase agreements or
         current value.  The purchase of a portion of          loans of portfolio securities.
         an issue of bonds, notes or debentures
         publicly distributed or of a type customarily
         purchased by institutional investors does not
         constitute the making of loans within the
         meaning of this restriction.

------------------------------------------------------------------------------------------------------------------
  PROPOSALS 2F AND 2G
------------------------------------------------------------------------------------------------------------------
    o    Act as underwriter of securities of other        o    Purchase or sell real estate, although it
         issuers, or invest directly in real estate or         may purchase securities of issuers that deal
         in commodities or commodity contracts.                in real estate, securities that are secured
                                                               by interests in real estate, and securities
                                                               that represent interests in real estate, and it
                                                               may acquire and dispose of real estate or
                                                               interests in real estate acquired through the
                                                               exercise of its rights as a holder of debt
                                                               obligations secured by real estate interests
                                                               therein.

                                                          o    Purchase or sell commodities, except that the
                                                               Fund may purchase and sell futures contracts
                                                               and options, may enter into foreign exchange
                                                               contracts and may enter into swap agreements
                                                               and other financial transactions not requiring
                                                               the delivery of physical commodities.


------------------------------------------------------------------------------------------------------------------
  PROPOSAL 2H
------------------------------------------------------------------------------------------------------------------
    o    Issue senior securities.  (For purposes of       o    Issue senior securities, except for
         this restriction, none of the following is            permitted borrowings or as otherwise
         deemed to be a senior security; any borrowing         permitted under the 1940 Act.
         permitted by restriction (8) above [the
         current investment policy set forth under
         proposal 2D]; any collateral arrangements with
         respect to the writing of options, futures
         contracts, swap contracts and other similar
         contracts or options on futures contracts; and
         the issuance of shares of beneficial interest
         permitted from time to time by the provisions
         of CDC Nvest Funds Trust II's Agreement and
         Declaration of Trust and by the 1940 Act, the
         rules thereunder, or any exemption therefrom).

------------------------------------------------------------------------------------------------------------------
  PROPOSAL 2I
------------------------------------------------------------------------------------------------------------------
    o    Act as underwriter of securities of other        o   Act as underwriter, except to the extent
         issuers, or invest directly in real estate or        that, in connection with the disposition of
         in commodities or commodity contracts.               portfolio securities, it may be deemed to be
                                                              an underwriter under certain federal
                                                              securities laws.


PROPOSED ELIMINATION OF INVESTMENT POLICIES

The following fundamental policies are proposed to be eliminated:

     The Fund will not:

--------------------------------------------------------------------------------
  PROPOSAL 2J
--------------------------------------------------------------------------------
    o Purchase securities issued by companies with a record (including that of their predecessors) of less than three years of continuous operation.

--------------------------------------------------------------------------------
  PROPOSAL 2K
--------------------------------------------------------------------------------
    o Purchase or retain the securities of any issuer if the officers and trustees of CDC Nvest Funds Trust II owning beneficially 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

--------------------------------------------------------------------------------
  PROPOSAL 2L
--------------------------------------------------------------------------------
    o Purchase the securities issued by any other investment company, except that a purchase involving no commission or profit to a sponsor or dealer (other than a customary broker's commission) is permitted and except that a purchase that is part of a plan of merger or consolidation is permitted.

                                   APPENDIX D

OUTSTANDING SHARES
As of July 31, 2002, the total number of shares outstanding for each class of the Fund was approximately 15,252,211.955 for Class A; 8,720,435.387 for Class B; 749,026.813 for Class C; and 1,116,961.899 for Class Y. The total number of shares outstanding as of this date was approximately 25,838,636.054.

SIGNIFICANT SHAREHOLDERS
As of July 31, 2002, the following persons owned of record or beneficially more than 5% of the noted class of shares of the Fund:

--------------- ------------------------------------------------- ----------------------- ---------------------------
                                    Name and                                                    Percentage of
                                  Address of                              Shares             Outstanding Shares
    class                            owner                                owned                of class owned
--------------- ------------------------------------------------- ----------------------- ---------------------------
      C         MLPF&S for the Sole Benefit of                          79,786.243                  10.65%
                Its Customers
                Attn Fund Administration ML #97UA2
                4800 Deer Lake Drive East - 2nd Floor
                Jacksonville FL  32246-6484*
--------------- ------------------------------------------------- ----------------------- ---------------------------
      Y         Chase Manhattan Bank Directed Trustee                  234,193.890                  20.97%
                For MetLife Defined
                Contribution Group
                770 Broadway 10th Floor
                New York NY  10003-9522*
--------------- ------------------------------------------------- ----------------------- ---------------------------
                Metropolitan Life Insurance                            368,279.905                  32.97%
                GADC Dianne Lunny
                501-6 Boylston
                Boston, MA 02116-3769*
--------------- ------------------------------------------------- ----------------------- ---------------------------
                T. Rowe Price Trust Co                                 438,363.626                  39.25%
                FBO Retirement Plan Clients
                P.O. Box 17215
                Baltimore MD  21297-1215*
--------------- ------------------------------------------------- ----------------------- ---------------------------

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

As of July 31, 2002, the Trustees and the executive officers of the Trust, as a group and individually, owned less than 1% of any class of shares of the Fund.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY


                                              YOUR PROXY VOTE IS IMPORTANT!

                                              AND NOW YOU CAN VOTE YOUR PROXY ON
                                              THE PHONE OR THE INTERNET.

                                              IT SAVES MONEY! TELEPHONE AND
                                              INTERNET VOTING SAVES POSTAGE
                                              COSTS.  SAVINGS WHICH CAN HELP
                                              MINIMIZE FUND EXPENSES.

                                              IT SAVES TIME!  TELEPHONE AND
                                              INTERNET VOTING IS INSTANTANEOUS -
                                              24 HOURS A DAY.

                                              IT'S EASY!  JUST FOLLOW THESE
                                              SIMPLE STEPS:

                                              1. READ YOUR PROXY STATEMENT AND
                                              HAVE IT AT HAND.

                                              2. CALL TOLL-FREE 1-800-597-7836
                                              OR GO TO WEBSITE:
                                              HTTPS://VOTE.PROXY-DIRECT.COM

                                              3. ENTER YOUR 14 DIGIT CONTROL
                                              NUMBER FROM YOUR PROXY CARD.

                                              4. FOLLOW THE RECORDED OR ON-
                                              SCREEN DIRECTIONS.

                                              5. DO NOT MAIL YOUR PROXY CARD
                                              WHEN YOU VOTE BY PHONE OR
                                              INTERNET.




                  Please detach at perforation before mailing.




PROXY CARD              CDC NVEST GROWTH AND INCOME FUND              PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2002


The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC Nvest Growth and Income Fund (the Fund"), on October 29, 2002 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                              VOTE VIA THE INTERNET:
                                              HTTPS://VOTE.PROXY-DIRECT.COM
                                              VOTE VIA THE TELEPHONE:
                                              1-800-597-7836
                                              CONTROL NUMBER:


                                              NOTE:  Please sign this proxy
                                              exactly as your name or names
                                              appear on this proxy card. All
                                              joint owners should sign. When
                                              signing as executor,administrator,
                                              attorney, trustee or guardian or
                                              as custodian for a minor, please
                                              give full title as such. If a
                                              corporation, please sign in full
                                              corporate name and indicate the
                                              signer's office.  If a partner,
                                              sign in the partnership name.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature of joint owner, if any

                                              ----------------------------------
                                              Date                    CNV_12608C




                   PLEASE VOTE, SIGN AND DATE THIS PROXY AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


























In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. EXAMPLE: ||



                  Please detach at perforation before mailing.






                                                 FOR     AGAINST     ABSTAIN

1.  Approval of a new sub-advisory agreement     ||        ||          ||    1.
    among CDC Nvest Funds Trust II (the
    "Trust") on behalf of the Fund, CDC IXIS
    Asset Management Advisers, L.P. and Harris
    Associates L.P.
2.  Proposal to amend or eliminate the Fund's
    fundamental policy as described in the
    proxy statement:
        A.  Relating to Diversification         ||        ||          ||    2A.
        B.  Relating to Industry Concentration  ||        ||          ||    2B.
        C.  Relating to Short Sales and Margin  ||        ||          ||    2C.
            Purchases
        D.  Regarding Borrowing                 ||        ||          ||    2D.
        E.  Regarding Loans                     ||        ||          ||    2E.
        F.  Prohibiting Purchases and Sales of  ||        ||          ||    2F.
            Real Estate
        G.  Prohibiting Purchases and Sales of  ||        ||          ||    2G.
            Commodities
        H.  Relating to Issuing Senior          ||        ||          ||    2H.
            Securities
        I.  Regarding the Underwriting          ||        ||          ||    2I.
            Securities
        J.  Concerning Unseasoned Businesses    ||        ||          ||    2J.
        K.  Prohibiting Purchases of            ||        ||          ||    2K.
            Securities if held by the Trust's
            or Investment Adviser's Trustees/
            Directors and Officers
        L.  Relating to Investing in other      ||        ||          ||    2L.
            Investment Companies

                                                                      CNV_12608C

Email will be sent from YOURCDCNVESTACCOUNT@CDCNVESTFUNDS.COM
Subject will be: IMPORTANT - CDC Nvest Funds Shareholder Meeting

Thank you for taking advantage of CDC Nvest Funds E-delivery. This E-mail is notification that proxy materials for the CDC Nvest Funds Shareholder Meeting to be held on October 29, 2002 are available at the Web address indicated below.

CDC Nvest Funds Trust II
(the "Trust")

399 Boylston Street
Boston, MA 02116

CDC Nvest Growth and Income Fund
(the "Fund")

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
October 29, 2002

A special meeting (the "Meeting") of the shareholders of the Fund will be held at 2:00 p.m. on October 29, 2002 at the offices of CDC IXIS Asset Management Distributors, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1. To approve a new subadvisory agreement among CDC IXIS Asset Management Advisers, L.P., Harris Associates L.P. and CDC Nvest Funds Trust II on behalf of the Fund.
2. To amend or eliminate certain fundamental investment policies and restrictions of the Fund.
3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on August 30, 2002 are entitled to notice of and to vote at the Meeting and any adjourned session.

The Board of Trustees has unanimously approved the new subadvisory agreement and the amendment or elimination of certain fundamental investment policies and restrictions of the Fund and recommends that you vote FOR the proposals. Please read the accompanying Proxy Statement for a more complete discussion of these proposals.

By order of the Board of Trustees,
JOHN E. PELLETIER, Secretary
August 30, 2002

                       **********PLEASE RESPOND**********
                   **********YOUR VOTE IS IMPORTANT**********

You can read the proxy materials at the following Web site:
http://www.cdcnvestfunds.com/public/whats_new/xxxxxxxxxx
(If your E-mail software supports it, simply click on the link)

You can enter your voting instructions at the following Web site:
HTTPS://VOTE.PROXY-DIRECT.COM/DEFAULT.HTM
(If your E-mail software supports it, simply click on the link)

To enter the HTTPS://VOTE.PROXY-DIRECT.COM/DEFAULT.htm site, you will need the control number(s) below and the last four digits of your Social Security Number or Tax ID to be used as a PIN. If you have multiple accounts, you must provide voting instructions for each account separately.

FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

Multiple account listings will be seen as follows:
FUND: Fund Name
ACCOUNT NUMBER: 88888888


CONTROL NUMBER: 04010088888888


There is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

If you have any questions, please call CDC Nvest Funds at 800-225-5478. Thank you.

                                  ALAMO DIRECT
                       TOUCH-TONE TELEPHONE VOTING SCRIPT
                              CDC NVEST FUNDS PROXY
                            MEETING: OCTOBER 29, 2002

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome! Please enter the control number located beneath the telephone number."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"This is the automated telephone voting site for the CDC Nvest Funds Proxy To vote as the Board recommends on all proposals, press 1 now.
To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER HAS PRESSED 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted in favor of all proposals as the Board recommends . If this is correct press 1. If incorrect, press 0."
--------------------------------------------------------------------------------


IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR, press 1. To vote AGAINST, press 9.
To ABSTAIN, press 0.
Make your selection now."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

Proposal 2:  To vote FOR all Sub-proposals, Press 1
            To vote AGAINST all sub-proposals, Press 9
           To ABSTAIN on all sub-proposals , press 0.

"TO VOTE AGAINST OR ABSTAIN A PARTICULAR SUB-PROPOSAL, PRESS 7
If 7 seven is pressed you hear,

--------------------------------------------------------------------------------
"Proposal 2A: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2A, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2B: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2B, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2C: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2C, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2D: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2D, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2E: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2E, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2F: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2F, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2G: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2G, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2H: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2H, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2I: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2I, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2J: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2J, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2K: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2K, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2L: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2L, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO RE-VOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

PROXY DIRECT Internet Voting

                                                            [ ] PROXY DIRECT(tm)
Shareholder Login


Shareholder:    ALAMO SAMPLE CARD FOR
                CDC NVEST GROWTH AND INCOME FUND, CLASS A
                280 OSER AVE
                HAUPPAUGE, NY 11788             [ ] Click here to go to CDC IXIS

Account:        1234567890  / 608-XXXX-XXXX-005
Previous vote:  No Previous Vote Collected


                    CDC Nvest Growth and Income Fund, Class A



1.   To approve a new  sub-advisory  agreement  among CDC Nvest  Funds  Trust II        [ ] For    [ ] Against    [ ] Abstain
     ("the  Trust")  on behalf of the CDC Nvest  Growth  and  Income  Fund ("the
     Fund"), CDC IXIS Asset Management Advisors, L.P. and Harris Associates L.P.

2A.  Amend the Fund's fundamental policy relating to diversification                    [ ] For    [ ] Against    [ ] Abstain

2B.  Amend the Fund's fundamental policy relating to industry concentration             [ ] For    [ ] Against    [ ] Abstain

2C.  Amend the Fund's  fundamental  policy  relating  to short  sales and margin        [ ] For    [ ] Against    [ ] Abstain
     purchases

2D.  Amend the Fund's fundamental policy regarding borrowing                            [ ] For    [ ] Against    [ ] Abstain

2E.  Amend the Fund's fundamental policy regarding loans                                [ ] For    [ ] Against    [ ] Abstain

2F.  Amend the Fund's fundamental policy prohibiting purchases and sales of real        [ ] For    [ ] Against    [ ] Abstain
     estate

2G.  Amend the Fund's  fundamental  policy  prohibiting  purchases  and sales of        [ ] For    [ ] Against    [ ] Abstain
     commodities

2H.  Amend the Fund's fundamental policy relating to issuing senior securities          [ ] For    [ ] Against    [ ] Abstain

2I.  Amend the Fund's fundamental policy relating to underwriting securities            [ ] For    [ ] Against    [ ] Abstain

2J.  Eliminate the Fund's fundamental policy concerning unseasoned businesses           [ ] For    [ ] Against    [ ] Abstain

2K.  Eliminate the Fund's fundamental policy prohibiting purchases of securities        [ ] For    [ ] Against    [ ] Abstain
     if held by the  Trust's  or  investment  adviser's  trustees/directors  and officers

2L.  Eliminate  the Fund's  fundamental  policy  relating to  investing in other        [ ] For    [ ] Against    [ ] Abstain
     investment companies



[ ] Enter your e-mail address here if you would like an e-mail confirmation of your vote.


[ ]   Answers have been marked according to your last recorded vote. Please              [ ] Cancel   [ ] Click here to vote
      change responses as appropriate before submission. If you have questions regarding any of the proposals, please call (631)231-7900

                                Public Homepage

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Managment Distributors

                              Take a look at our Education Savings section, designed to help you prepare for your child's future. Click here

------------------------------------------------------------------------------------------------------------------------------------
Home      Account Access      Fund Prices    Fund Performance    Order Literature    Privacy Policy      Contact Us     Sitemap
------------------------------------------------------------------------------------------------------------------------------------
---------------------------
    Fund Information          Vote Here                                                                Financial Advisors Enter Here
---------------------------                                                                            -----------------------------
                              Online Proxy Voting
---------------------------   -------------------
    Investing Basics          For Growth and Income, Targeted Equity and Star
---------------------------   Value funds shareholders.

---------------------------   IRA Qualifier
    Retirement Planning       -------------
---------------------------   Our interactive calculator, updated with
                              increased contribution limits for 2002, can help
---------------------------   you determine which IRA is right for you.
    Education Savings
---------------------------   Start Building Your Future Today
                              --------------------------------
---------------------------   CDC Nvest Funds provides two easy ways for you
    About CDC Nvest Funds     to invest for your future--consider our
---------------------------   Investment Builder and Payroll Deduction
                              programs.
---------------------------
    Market Commentary         IRA Distribution Guidelines
---------------------------   ---------------------------
                              This April, the IRS finalized the distribution
---------------------------   rules for retirement plans that offer more
    Hot Topics                benefits to account owners and their
---------------------------   beneficiaries.

---------------------------   Sign up now for e-delivery!*
    Newsroom                  ----------------------------
---------------------------
                              Retirement plans comparison chart
---------------------------   ---------------------------------
    Career Opportunities      Allows you to easily compare the features of the
---------------------------   employer-sponsored retirement plans.
              ---------
      Search:                 CDC Nvest Star Advisers Fund
              ---------       ----------------------------
               GO             Invest in the power of one. Rely on the strength
                              of many.
  My CDC Nvest Funds
Symbol  POP  NAV +/-          Retirement Savings Calculator
                              -----------------------------
Please click here to          This tool helps can help you estimate how much
personalize your fund list.   you will need for retirement.

                              ESA vs. 529 plan
                              ----------------
                              Find out which one is right for you.

This site is best viewed using Internet Explorer 5.0 or higher (with 128-bit encryption) & the following free plugins:

To learn how your personal information will be treated as you utilize our site, please review our Privacy Policy.

* Electronic delivery is not available for SIMPLE IRAs and corporate retirement plans. If you receive an error message after clicking on the link above, please check to see if your web browser supports 128-bit encryption.

--------------------------------------------------------------------------------

For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

             -----------------------------------------------------
             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
             -----------------------------------------------------

                      [LOGO] CDC NVESTFUNDS(SM)
                             CDC IXIS Asset Management Distributors

Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

                              Public Site Screen

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Managment Distributors

------------------------------------------------------------------------------------------------------------------------------------
Home      Account Access    Fund Prices    Fund Performance    Order Literature    Privacy Policy      Contact Us     Sitemap
------------------------------------------------------------------------------------------------------------------------------------
-------------------------   Online Proxy Voting
    Fund Information
-------------------------   CDC IXS Asset Management Distributions, L.P. has announced important proposals regarding CDC Nvest
                            Growth and Income, Targeted and Star Value funds, which require a shareholder vote.
-------------------------
    Investing Basics        --------------------------------------------------------------------------------------------------------
-------------------------    Growth and Income Fund                Targeted Equity Fund               Star Value Fund

-------------------------        o Proxy Q&A                        o Proxy Q&A                       o Proxy Q&A
    Retirement Planning          o Download a PDF file* of          o Download a PDF file* of         o Download a PDF file* of
-------------------------          the official proxy statement       the official proxy statement      the official proxy statement
                            --------------------------------------------------------------------------------------------------------
-------------------------                                            If you're ready to vote
    Education Savings                                        Enter our Electronic Proxy Voting Center
-------------------------   --------------------------------------------------------------------------------------------------------

-------------------------   Remember - Your Vote Counts!
    About CDC Nvest Funds
-------------------------   Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which whould
-------------------------   increase expenses to the Fund. You may receive a reminder call to return your proxy from Alamo Direct,
    Market Commentary       a proxy solicitation firm.
-------------------------
                            If you vote electronically, you do not need to mail your proxy card.
-------------------------
    Hot Topics              However, if you want to change your vote you may do so using the proxy card, telephone or internet.
-------------------------
                            --------------------------------------------------------------------------------------------------------
-------------------------                                                Important note:
    Newsroom
-------------------------   If you own shares in more than one account, you should have received a separate card for each account.
                            These are not duplicate cards; it is important to vote each account represented by the proxy cards
-------------------------   received.
    Career Opportunities
-------------------------   --------------------------------------------------------------------------------------------------------
              ---------
      Search:               Thank you for your cooperation in voting on these important proposals. If you have questions, please
              ---------     call your financial representative. Or, if your questions relate specifically to the proxy matters,
               GO           please call our service center representatives toll-free at 800-225-5478.

                            * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You
  My CDC Nvest Funds        may obtain this software free of charge at Adobe's Web Site.
Symbol  POP  NAV +/-
                            --------------------------------------------------------------------------------
Please click here to
personalize your fund       For more complete information, including a prospectus, please contact your
list.                       financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at
                            800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued
                            investment in the fund and are described in the fund's current prospectus.

                            The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

                                           -----------------------------------------------------
                                           NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
                                           -----------------------------------------------------

                                                        [LOGO] CDC NVESTFUNDS(SM)
                                                               CDC IXIS Asset Management Distributors

                            Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

                               Broker Site Screen

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Managment Distributors

------------------------------------------------------------------------------------------------------------------------------------
Home      Account Access      Order Literature     Sales Ideas      Commentary   Privacy Policy         Contact Us       Sitemap
------------------------------------------------------------------------------------------------------------------------------------
-------------------------   Online Proxy Voting
 Mutual Fund Information
-------------------------   CDC IXS Asset Management Distributions, L.P. has announced important proposals regarding CDC Nvest
                            Growth and Income, Targeted Equity and Star Value funds, which require a shareholder vote. To gain a
-------------------------   better understanding of the proposal and help answer your clients' questions, take a look at our proxy
 Wrap Mutual Funds          Q&A and the formal proxy statement.
-------------------------   --------------------------------------------------------------------------------------------------------
                             Growth and Income Fund                 Targeted Equity Fund               Star Value Fund
-------------------------
 Retirement Plans                o Proxy Q&A                        o Proxy Q&A                       o Proxy Q&A
-------------------------        o Download a PDF file* of          o Download a PDF file* of         o Download a PDF file* of
                                   the official proxy statement       the official proxy statement      the official proxy statement
-------------------------   --------------------------------------------------------------------------------------------------------
 Education Savings
-------------------------   Every Vote Counts!

-------------------------   Your clients' vote is extremely important, even if they only own a few Fund shares. Voting promptly is
 About CDC Nvest Funds      also important. If we do not receive enough votes, we will have to resolicit shareholders, which may
-------------------------   delay the meeting. Your clients may receive a reminder call to return your proxy from Alamo Direct, a proxy solicitation firm.
-------------------------
 Hot Topics                 Just a reminder:
-------------------------
                            If your clients do vote electronically, they do not need to mail their proxy card. However, if your
-------------------------   clients want to change their vote, this may be done using the proxy card, telephone or internet.
 Newsroom
-------------------------   --------------------------------------------------------------------------------------------------------
                                                                         Important note:
         ----------------
 Search:                    If your client own shares in more than one account, they should have received a separate card for each
         ----------------   account. These are not duplicate cards; it is important to vote each account represented by the proxy
         Go                 cards received.

        Log Out             * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web Site.

  My CDC Nvest Funds        --------------------------------------------------------------------------------------------------------
Symbol  POP  NAV +/-
                                                                For Broker/Dealer Use Only
Please click here to
personalize your fund                                   [LOGO] CDC NVESTFUNDS(SM)
list.                                                          CDC IXIS Asset Management Distributors

                             Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

CDC NVEST FUNDS TRUST II

CDC NVEST GROWTH AND INCOME FUND

OUTBOUND VOTE SOLICITATION SCRIPT

CONNECTED CALL

Introduction

Hello, my name is__________________, I am calling from Alamo DIRECT on behalf of CDC NVEST Funds concerning recent proxy materials that were sent to you. May I please speak to ________________?

Before I begin I would like you to know this call is being recorded to assure accuracy.

I am calling to let you know that a shareholder meeting will be held on October 29, 2002 to vote on important proposals for CDC Nvest Growth and Income Fund. That date is quickly approaching and every vote counts. If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name?

Have you received your package containing the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

Are you familiar with the proposals? May I assist you with any questions?

The Board of Trustees recommends that the shareholders of Growth and Income Fund vote to approve the New Subadvisory Agreement for the Fund and vote in favor of all of the remaining proposals. Would you like to vote in favor of the proposals as the Board recommends? (IF THE SHAREHOLDER DOES NOT WISH TO VOTE AS THE BOARD RECOMMENDS THEN YOU CAN REVIEW EACH PROPOSAL WITH THEM BY CLICKING ON YOUR VOTE NOW LINK. THE SHAREHOLDER CAN THEN VOTE BY PROPOSAL).

Your vote has been recorded. You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

CDC NVEST FUNDS
C/O PROXY TABULATOR
PO BOX 18011
HAUPPAUGE NY 11788-8811







YOUR VOTE IS IMPORTANT! PLEASE OPEN IMMEDIATELY

------------------------------------------------





------------------------------------------------

August 31, 2002

                           OUR RECORDS AS OF SEPTEMBER 30, 2002 INDICATE THAT WE HAVE NOT RECEIVED YOUR PROXY VOTE. WE WANT YOU TO KNOW THAT YOUR VOTE MATTERS!

Dear Shareholder:

We recently sent you a package containing a proxy statement that provided detailed information regarding important proposals affecting your CDC Nvest Fund. Our records indicate that you have not yet responded. Your vote is important. Please take some time to review the proxy statement and vote your shares today. If your vote and this letter have crossed in the mail, we thank you for your response.

PLEASE RESPOND BY OCTOBER 24, 2002
Your vote is needed prior to the shareholder meeting, which is scheduled for October 29, 2002 at 2:00 p.m. Eastern time at the offices of CDC IXIS Asset Management Distributors, L.P. at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. There are three convenient methods for voting your shares:

o Visit WWW.CDCNVESTFUNDS.COM to vote electronically by Internet, where you will also find copies of the proxy letter, a set of Q&As, and the proxy statement.
o Call toll-free 800-597-7836 to vote on our automated telephone line.
o Return the enclosed proxy card in the postage-paid envelope provided.

If you plan to vote electronically by Internet or by telephone, please see your proxy card for more information and helpful instructions. You may also receive a telephone call from a proxy solicitation firm to remind you to vote your shares.

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call 800-225-5478. One of our representatives will be happy to provide you with the information you need.

Sincerely,



John T. Hailer
President




                                                                       GP51_0802

                                 SECOND REQUEST
                                 VERY IMPORTANT

Please send in your proxy...today!


Important proxy materials were previously mailed to you. You are urged to date and sign the proxy and return it promptly. This will help save the expense of another follow-up request to shareholders who have not responded.

If you have already returned your proxy, thank you very much. You can disregard this notice.

We appreciate your cooperation.

YOUR VOTE IS IMPORTANT! If you haven't already voted and returned your Proxy for the Growth and Income, Targeted Equity, and Star Value Funds, please do before October 27th! This will help save the expense of another follow-up request to shareholders that have not responded. If you have already sent us your vote, we thank you for your response. If you need further information, please click here (link to CDC Nvest Funds webscreens).